UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[ ]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                         NATIONAL HEALTH PARTNERS, INC.
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                (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                         National Health Partners, Inc.
                          120 Gibraltar Road, Suite 107
                                Horsham, PA 19044
                                 (215) 682-7114

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 28, 2010

TO OUR SHAREHOLDERS:

     A Special Meeting of Shareholders of National Health Partners, Inc. ("Company") will be held at 120 Gibraltar Road, Suite 107, Horsham, PA 19044, on Tuesday, December 28, 2010, at 10:00 a.m., Eastern Standard Time, for the following purposes:

     1. To authorize an amendment of the Company's Certificate of Incorporation to increase the authorized shares of our common stock from 100,000,000 shares to 250,000,000 shares;

     2. To authorize an amendment of the Company's Certificate of Incorporation to clarify that one of the purposes of National Health Partners is to offer a Medical Discount Plan through our "CARExpress" program; and

     3. To transact other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

     The board of directors has fixed the close of business on November 26, 2010, as the record date ("Record Date") for the determination of shareholders who are entitled to notice of and to vote at the meeting and any adjournment thereof.

     We have enclosed the Proxy Statement and a form of proxy with this Notice of Special Meeting.

     Attendance at the Special Meeting will be limited to shareholders of the Company. Shareholders will be required to furnish proof of ownership of the Company's common stock before being admitted to the meeting. Shareholders holding shares in the name of a broker or other nominee are requested to bring a statement from the broker or nominee confirming their ownership in the Company's stock. Directions to the meeting's location accompany the Proxy Statement.

     Whether or not you expect to attend in person, we urge you to sign, date and return the enclosed Proxy at your earliest convenience. You may mail, deliver, fax or scan and email your proxy to us. Our fax number is (941) 729-1884. You can email us at info@nationalhealthpartners.com. This will ensure the presence of a quorum and your representation at the meeting. PROMPTLY SIGNING, DATING AND RETURNING THE PROXY WILL SAVE THE COMPANY THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your proxy is revocable at your option.

                                 By Order of the Board of Directors,


Date: December 2, 2010           /s/ David M. Daniels
                                 ------------------------------------------
                                 David M. Daniels,
                                 Chairman of the Board

                         NATIONAL HEALTH PARTNERS, INC.

                                 PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF SHAREHOLDERS

                               PROCEDURAL MATTERS

GENERAL

     The enclosed Proxy Statement, which was first mailed to shareholders on or about December 2, 2010, is being furnished in connection with the solicitation of proxies by the Board of Directors of National Health Partners, Inc. ("Company") to be voted at the Special Meeting of Shareholders of the Company to be held on Tuesday, December 28, 2010, at 10:00 a.m. Eastern Standard Time, at 120 Gibraltar Road, Suite 107, Horsham, PA 19044, for purposes set forth in the accompanying Notice of Special Meeting of Shareholders. When proxies are properly dated, executed and returned, the shares they represent will be voted at the meeting in accordance with the instructions of the shareholder. If no specific instructions are given, the shares will be voted "for" the proposal set forth herein and, at the discretion of the proxy holders, upon such other business as may properly come before the meeting.

RECORD DATE AND VOTING SECURITIES

     Shareholders of record at the close of business on November 26, 2010 ("Record Date") will be entitled to vote at the meeting on the basis of one (1) vote for each share of Common Stock held. On the Record Date, there were 94,694,919 shares of the Common Stock outstanding, held of record by approximately 79 shareholders of record.

REVOCABILITY OF PROXIES

     Shareholders who execute proxies retain the right to revoke them at any time prior to the exercise of the powers conferred thereby, by delivering a signed statement to the Secretary of the Company at or prior to the meeting or by executing another proxy dated as of a later date.

SOLICITATION

     The cost of solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. The Company's directors, officers and employees, without additional compensation, may solicit proxies personally or by telephone, facsimile or telegram. Although the exact cost of preparation, mailing and holding of the meeting is not known at this time, it is anticipated that the cost will be approximately $5,000.00.

VOTING RIGHTS

     Under the Indiana Business Corporation Law, the Company's Certificate of Incorporation, and its Bylaws, the holders of Common Stock shall be entitled to one vote for each share of Company's Common Stock held at the Record Date for all matters brought before a meeting of the holders of Common Stock. The required quorum for the transaction of business at the special meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. If a quorum exists, action on a matter (other than the election of directors) by the holders or out Common Stock is approved if the votes cast favoring the action exceed the votes cast opposing the action. Shares that are voted "FOR," "AGAINST," "WITHHELD," OR "ABSTAIN" are treated as being present at the Special Meeting for the purposes of establishing a quorum and are also treated as shares entitled to vote at the Special Meeting ("Votes Cast") with respect to such matters. Abstentions will not be counted as a vote "FOR" or "AGAINST" a proposal. Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but such non-votes will not be counted for the purposes of determining the number of Votes Cast with respect to the particular proposal on which a broker has expressly not voted. Thus a broker non-vote will not affect the outcome of the voting on a proposal. If a shareholder fails to specify the number of shares he or she is affirmatively voting, it will be conclusively presumed that the shareholder's approving vote is cast with respect to all shares the shareholder is entitled to vote.

VOTING PROXIES

     The shares of Common Stock represented by all properly executed proxies received in time for the meeting will be voted in accordance with the directions given by the shareholders. If no specification is made, the shares will be voted "FOR" all proposals.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
                         AND RELATED SHAREHOLDER MATTERS

(a) Security Ownership of Certain Beneficial Owners

     The Company has one class of voting securities outstanding - Common Stock. The following table sets forth security ownership information as of the close of business on November 26, 2010, for any person or group, known by the Company to own more than five percent (5%) of the Company's Common Stock. The following table also sets forth the beneficial ownership of our Common Stock by our executive offices and directors, individually and as a group.

     The beneficial owners and amount of securities beneficially owned have been determined in accordance with Rule 13d-3 under the Exchange Act and, in accordance therewith, includes all shares of our Common Stock that may be acquired by such beneficial owners within 60 days of November 26, 2010, upon the exercise or conversion of any options, warrants or other convertible securities. Unless otherwise indicated, each person or entity below has sole voting and investment power with respect to all shares of Common Stock beneficially owned by that person or entity, subject to the matters set forth in the footnotes to the table below and has an address of 120 Gibraltar Road, Suite 107, Horsham, Pennsylvania 19044. This table has been prepared based on 94,694,919 shares of our Common Stock outstanding on November 26, 2010.

                                        Amount and
                                         Nature of
         Name and Address               Beneficial          Percent of
       of Beneficial Owner                 Owner               Class
       -------------------                 -----               -----

     David M. Daniels                    5,442,948             5.75%
     Patricia S. Bathurst                  332,600              .35%
     Ronald F. Westman                  11,493,000 (1)        12.13%
     Pierre Besuchet                     7,325,000             7.74%
     All officers and directors
      as a group (2 persons)             5,775,548             6.10%

----------
1. Includes 2,000,000 shares issuable upon exercise of warrants at an exercise price of $.02 until December 31, 2010.

                                   PROPOSAL 1.

                 APPROVAL OF INCREASE IN AUTHORIZED COMMON STOCK

     Our Board of Directors is asking our shareholders to approve an increase in our authorized share capital from 100,000,000 shares of Common Stock to 250,000,000 shares of Common Stock. Our Board of Directors approved an amendment to our Certificate of Incorporation to increase our authorized Common Stock from 100,000,000 shares to 250,000,000 shares of Common Stock. The increase to the number of shares will require an amendment to our Certificate of Incorporation. Our Board of Directors has directed that the proposed increase in the number of shares of authorized Common Stock and the corresponding amendment of our Certificate of Incorporation be submitted for approval by our shareholders.

     Our Board of Directors also recognizes that we need to add additional directors to our Board, especially qualified independent Directors, and that some of the newly authorized shares of Common Stock will be available for compensating these additional Directors, as well as to attract and incentivize new members of our management team as we expand our operations and business.

     Our Board of Directors has determined that it would be in the best interests of the Company to amend our Certificate of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 shares to 250,000,000 shares of Common Stock. Each additional share of Common Stock will have the same rights and privileges as each share of currently authorized Common stock. Our Board of Directors believes that it is in the best interests of the Company to increase the number of authorized shares in order to give us greater lattitude in incentivizing additional persons to become independent Directors on our Board, incentivizing new officers and key management to join our management team, compensating our employees, making strategic acquisitions, providing us with alternative financing plans for our business operations and by allowing us to avoid holding further shareholder meetings to increase our authorized capital.

     Our Board of Directors believes that finance and corporate opportunities exist which could necessitate the issuance of a larger number of shares than is currently authorized, and in order to preserve the flexibility to pursue all finance and corporate opportunities, as well as to provide the Company with the ability to grant options under employee stock plans, recommends an increase in our authorized share capital. While we constantly evaluate the market for opportunities, there are no current proposals or agreements written or otherwise at this time that would require us to issue any additional shares of Common Stock.

     The issuance of additional shares of Common Stock will have the effect of diluting earnings per share, voting power and percentage shareholdings of our shareholders. It could also have the effect of making it more difficult for a third party to acquire control of the Company. The shares will be available for issuance by our Board of Directors for proper corporate purposes, including but not limited to, stock dividends, stock splits, acquisitions, financings and compensation plans. Current shareholders do not have preemptive rights to subscribe for, purchase or reserve any shares of our authorized capital stock.

     If the increase to our authorized shares of Common Stock is approved by our shareholders, we will file a Certificate of Amendment to our Articles of Incorporation with the Secretary of the State of Indiana as soon as practicable after shareholder approval is obtained.

     Management believes the increase in authorized share capital is in the best interests of the Company and recommends that the shareholders approve the increase in authorized capital. The increase in authorized capital will be approved if the affirmative vote of at least a majority of the shares of Common Stock present or represented at the Special Meeting and entitled to vote thereat are voted in favor of approving the increase in authorized capital. Accordingly, at the meeting, the shareholders will be asked to pass the following resolution:

          "RESOLVED THAT:

          1. The increase in the authorized capital of the Company from 100,000,000 shares of Common Stock to 250,000,000 shares of Common Stock ("Amendment") be and is hereby approved.

          2. The preparation and filing of a Certificate of Amendment to the Certificate of Incorporation of the Company be and is hereby approved.

          3. Any one director or officer of the Company be and is hereby authorized to do all things as may be necessary or advisable to effect the foregoing resolutions on behalf of the Company and to take such steps as may be necessary or advisable to give effect to the Amendment, including preparing and filing the Certificate of Amendment with the Indiana Secretary of State."

VOTE REQUIRED FOR ADOPTION

     The affirmative vote of holders of a majority of the Company's Stock present in person or by proxy at the meeting is required to approve the proposed amendment to our Certificate of Incorporation.

                  OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                      THAT THE SHAREHOLDERS VOTE "FOR" THE
                       RESOLUTION TO AMEND OUR CERTIFICATE
              OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF
                       COMMON STOCK TO 250,000,000 SHARES

                                   PROPOSAL 2.

 APPROVAL OF A CHANGE IN THE PURPOSE CLAUSE OF OUR CERTIFICATE OF INCORPORATION

     Our Board of Directors is asking our shareholders to approve an amendment to our Certificate of Incorporation to change the purpose clause of our Certificate of Incorporation to clarify that one of the purposes of National Health Partners is to offer a Medical Discount Plan through our "CARExpress" program. This clarification is a requirement by various state agencies in order for the Company to become licensed as a discount medical provider organization which will allow us to sell our programs in those states.

     If this proposed amendment to our Certificate of Incorporation is approved by our shareholders, we will file a Certificate of Amendment to our Certificate of Incorporation with the Secretary of the State of Indiana as soon as practicable after shareholder approval is obtained.

     Management believes the proposed change to the purpose clause in our Certificate of Incorporation is in the best interests of the Company and recommends that the shareholders approve this proposed change to the purpose clause. The proposed amendment will be approved if the affirmative vote of at least a majority of the shares of Common Stock present or represented at the Special Meeting and entitled to vote thereat are voted in favor of approving the change in our purpose clause. Accordingly, at the meeting, the shareholders will be asked to pass the following resolution:

          "RESOLVED THAT:

          1. The Company change the purpose clause of our Certificate of Incorporation to clarify that one of the purposes of National Health Partners is to offer a Medical Discount Plan through our "CARExpress" program ("Amendment") be and is hereby approved.

          2. The preparation and filing of a Certificate of Amendment to the Certificate of Incorporation of the Company be and is hereby approved.

          3. Any one director or officer of the Company be and is hereby authorized to do all things as may be necessary or advisable to effect the foregoing resolutions, including making further modifications to the exact language of the purpose clause, on behalf of the Company and to take such steps as may be necessary or advisable to give effect to the Amendment, including preparing and filing the Certificate of Amendment with the Indiana Secretary of State."

VOTE REQUIRED FOR ADOPTION

     The affirmative vote of holders of a majority of the Company's Stock present in person or by proxy at the meeting is required to approve this proposed amendment to our Certificate of Incorporation.

                  OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                      THAT THE SHAREHOLDERS VOTE "FOR" THE
                       RESOLUTION TO AMEND OUR CERTIFICATE
                  OF INCORPORATION TO CHANGE THE PURPOSE CLAUSE

NO APPRAISAL RIGHTS

     Under Indiana Law, shareholders are not entitled to appraisal rights with respect to the two proposed amendments to the Certificate of Incorporation and we will not independently provide shareholders with any such right.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     No director, executive officer, or nominee for election as a director of our company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holding or otherwise, in any matter to be acted upon at the meeting.

                        "HOUSEHOLDING" OF PROXY MATERIALS

     The Securities and Exchange Commission permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements and reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement or report, as applicable, addressed to those shareholders. This process, which is commonly referred to as "householding" potentially provides extra conveniences for shareholders and cost savings for companies.

     Although we do not intend to household for our shareholders of record, some brokers household our proxy materials and reports, delivering a single copy of proxy statement or report to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of proxy statement or report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker. Shareholders who currently receive multiple copies of the proxy statement at their address from their brokers and would like to request "householding" of their communications should contact their brokers.

                              SHAREHOLDER PROPOSALS

     Any proposal intended to be presented for action at the meeting pursuant to Rule 14a-8 under the Exchange Act must be received by our President within a reasonable time before the solicitation of proxies for such meeting. Such proposals should be submitted by certified mail, return receipt requested. Nothing in this paragraph shall be deemed to require us to include any shareholder proposal that does not meet all the requirements for such inclusion established by the SEC in effect at that time and there is no guarantee that any proposal submitted by a shareholder will be included in the proxy statement.

     All shareholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail, to National Health Partners, Inc., at the address on the first page of this Proxy Statement to the attention of the President. With respect to business to be brought before our meeting of shareholders to be held on May 17, 2011, we have received no notices from our stockholders that we were required to be included in this proxy statement.

                       WHERE YOU CAN FIND MORE INFORMATION

     We file our reports, proxy statements and other information with the United States Securities and Exchange Commission. The documents filed with the Securities and Exchange Commission are available to the public from the United States Securities and Exchange Commission's website at www.sec.gov. Additional information regarding the Company and its business activities is available at the Company's website located at www.nationalhealthpartners.com. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which has been filed with the SEC, including the financial statements, but without exhibits, will be provided without charge to any shareholder or beneficial owner of Common Stock upon written request to National Health Partners, Inc. at the address on the first page of this Proxy Statement to the attention of the President.

                                  OTHER MATTERS

     Our Board of Directors does not intend to bring any other business before the meeting, and so far as is known to our Board of Directors at this time, no matters are to be brought before the meeting except as specified in the notice of the meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named on the proxy form to vote the shares represented by the proxy on such matters in accordance with their judgment.

BY ORDER OF THE BOARD OF DIRECTORS


/s/ David M. Daniels
----------------------------------
David M. Daniels                                               December __, 2010
Chairman of the Board

                         NATIONAL HEALTH PARTNERS, INC.
                                   2010 PROXY

     The undersigned hereby appoints the David M. Daniels as Proxy with the power to appoint his substitute, and hereby authorizes him to represent and to vote ALL of the shares of the Common Stock in National Health Partners, Inc., standing in the name of the undersigned at the SPECIAL Meeting of SHAREHOLDERS to be held December 28, 2010 and upon such other matters as may properly come before the meeting. Any prior proxy or voting instructions are hereby revoked.

The Directors recommend a vote FOR Proposal 1.

1. The approval to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to 250,000,000.

               FOR [ ]          AGAINST [ ]          ABSTAIN [ ]

The Directors recommend a vote FOR Proposal 2.

2. The approval to amend the Company's Certificate of Incorporation to change our purpose clause to clarify that one of the purposes of National Health Partners is to offer a Medical Discount plan through our "CARExpress" program.

               FOR [ ]          AGAINST [ ]          ABSTAIN [ ]


                            PROXY/VOTING INSTRUCTIONS
                Special Meeting of Shareholders December 28, 2010

     The shares represented by this proxy will be voted as directed by the Shareholder. If no specification is made, the shares will be voted FOR ALL proposals. When signing as attorney, executor, administrator, trustee or guardian, give full title as such, and when stock has been issued in the names of two or more persons, all should sign unless evidence of authority to sign on behalf of the others is attached.

Dated:
      ----------------------------            ----------------------------------
                                              Number of Shares Represented by
                                              this Proxy:

----------------------------------            ----------------------------------
Signatures                                    Signatures

----------------------------------            ----------------------------------
Name of Shareholder                           Name of Shareholder


PLEASE RETURN ALL PROXIES TO:                 National Health Partners, Inc.
                                              120 Gibraltar Road, Suite 107
                                              Horsham, Pennsylvania 19044

YOU MAY FAX YOUR SIGNED AND DATED PROXY TO US AT (941) 729-1884

YOU MAY ALSO SCAN AND EMAIL YOUR SIGNED AND DATED PROXY TO US AT:

info@nationalhealthpartners.com